UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                February 11, 2009

                                   ----------
                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                333-103083                               04-3721895
         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          One Deer Park Drive, Suite F
                           Monmouth Junction, NJ 08852
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (732) 438-8290
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):





[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2009, the Board of Directors of Xenomics, Inc. (the "Board") appointed Gary S. Jacob, Ph.D. a director of Xenomics to serve until the next annual meeting of stockholders and/or until his successor has been duly elected and qualified. Dr. Jacob was nominated by certain holders of a majority of the Company's outstanding convertible debentures, pursuant to the January 30, 2009 Forbearance Agreement (the "Agreement") between the Company and its debenture holders, to serve as the "Debenture Holder Director", as defined in the Agreement. The Agreement was filed as an exhibit to the Company's report on Form 8-K dated February 4, 2009.

Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. He has served as Chief Executive Officer and Chief Scientific Officer of Callisto Pharmaceuticals, Inc. since May 2003. In July 2008, Dr. Jacob was named President and Acting Chief Executive Officer of Synergy Pharmaceuticals, a development stage company focused on drugs to treat gastrointestinal disorders and diseases. Dr. Jacob formerly served as Chief Scientific Officer of Synergy Pharmaceuticals Inc. from 1999 to 2003.

Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England.

Dr. Jacob received his Ph.D. in biochemistry from the University of Wisconsin-Madison.

Dr. Jacob will serve on the Executive Committee and the Compensation Committee of the Board and will also serve as the Company's Secretary. The Agreement provides that the Company's Board will name an additional director to the Executive Committee, which currently consists of Dr. Kira Sheinerman, who is the Committee Chairperson, and Dr. Jacob. The Executive Committee, in addition to its other roles and responsibilities, will be involved with the Company's currently-ongoing search for a new chief executive officer.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 18, 2009

                                                   XENOMICS, INC.

                                                   /s/ Gary Anthony
                                                   -----------------------------
                                                   Gary Anthony
                                                   Vice President and Controller